Exhibit 10.14

                        INFORMEDIX ACQUISITION CORP, INC.
                          488 Madison Avenue, 9th Floor
                            New York, New York 10022
                               Tel: 212) 826-5583

                            PLACEMENT AGENT AGREEMENT

                                                          July ___, 2002
Vertical Capital Partners, Inc.
488 Madison Avenue
New York, New York  10022

Dear Mr. Heineman:

     This agreement ("Agreement") confirms the terms on which Informedix Acquisition Corp., Inc. (the "Company") has engaged Vertical Capital Partners, Inc. (the "Placement Agent") in connection with the proposed best efforts offering and sale by the Company (the "Offering") of a minimum of $500,000 and up to a maximum of $3,000,000 of common stock (the "Securities") at a price of $1.00 per share in a private placement.

     1. Engagement. The Company has engaged the Placement Agent to act as placement agent (on a reasonable best efforts basis only subject to satisfactory completion of Placement Agent's due diligence) for the Offering. The Company acknowledges and agrees that Placement Agent reserves the right not to participate in the Offering and that Placement Agent's engagement hereunder is not an agreement by Placement Agent or any of its affiliates to underwrite or purchase any of the Company's securities (including the Securities) or otherwise provide any financing. Said offering will commence only when and if the Company is public or merger with a public company and as such this offering will be above for the public entity.

     2. The Offering. The Securities proposed to be sold in the Offering will not be registered with the United States Securities and Exchange Commission (the "SEC") or any state securities authority but will be offered pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and/or under Rule 506 of Regulation D promulgated under Act ("Regulation D") and applicable state securities laws. The Securities in the Offering will be sold only to accredited investors (as that term is defined in Regulation D) pursuant to a private placement offering documents to be prepared by the Company (the "Offering

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Memorandum").

     3. Subscription Procedure. The Offering Memorandum will be submitted to all potential subscribers in the Offering (a "Subscriber"). Each Subscriber will be required to complete and execute a Subscription Agreement and a Purchaser's Questionnaire in the form attached to the Offering Memorandum (the "Subscription Documents"). The Subscribers will be instructed to deliver directly to the Placement Agent the completed Subscription Documents together with a check made payable to (or verification of wire transfer to) ________________ as Escrow Agent for the Company (the "Escrow Agent") for the number of Securities desired to be purchased. After the Placement Agent reviews the Subscription Documents, the Placement Agent will forward a copy of the Subscription Documents that are properly completed by accredited investors to the Company. The Company shall decide as promptly as practicable after it receives Subscription Documents from the Placement Agent (but once the minimum offering of the Securities is sold, in no event later than 5 business days after receipt of such documents) whether or not to accept the subscription.

     If the Company elects not to accept a subscription, it will notify the Placement Agent in writing and that Subscriber's check will be returned to the Subscriber by the Placement Agent.

     If the Company elects to accept a subscription, an authorized officer of the Company will immediately counter-sign the Subscription Documents (a "Subscription Acceptance") and forward a copy thereof to the Placement Agent upon receipt of which the Placement Agent will forward that Subscriber's check to the Escrow Agent for deposit in an escrow account (the "Escrow Account") or if that Subscriber's funds were transmitted to the Escrow Agent by wire, the parties may independently verify that such wire was received by the Escrow Agent. All checks and wire transfers that are deposited into the Escrow Account will hereinafter be referred to as "Offering Proceeds."

     Notwithstanding any Subscription Acceptance, unless the minimum offering of the Securities is sold on or before December 31, 2002 or a 30 day extension period thereafter by mutual consent of the Company and the Placement Agent, the Offering will terminate and all funds theretofore received from the sale of the Securities will be promptly returned to the Subscribers without deduction therefrom or interest thereon.

     4. Closing. If the minimum offering is completed within the period set forth herein above, the Company and the Placement Agent may give joint written instructions to the Escrow Agent to release the minimum offering proceeds to the Company (less the


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Placement Agent's Fees and Expense Allowance (as defined below)). Thereafter, the remaining Securities up to the amount of the maximum offering will be offered on a reasonable best efforts basis until the first to occur of (i) the completion of the maximum offering, (ii) the end of the offering period, or
(iii) the termination of the offering by the Company. Each date on which the Company and the Placement Agent deliver joint written instructions to the Escrow Agent shall be considered a "Closing" and the date on which a Closing occurs shall be considered a "Closing Date." On each Closing Date, the Company shall deliver to each Subscriber whose subscription has been accepted by the Company (hereinafter referred to as an "Investor"), via overnight courier, one or more certificates or instruments representing the number of Securities purchased by the Investor, registered in the name of the Investor, and a copy of that Investor's Subscription Documents counter-signed by the Company.

     5. Disbursement of Offering Proceeds. The Company and the Placement Agent agree that Offering Proceeds will not be disbursed from the Escrow Account except as provided in Section 4 hereof and as permitted in the Escrow Agreement to be entered into between the parties hereto and the Escrow Agent (the "Escrow Agreement"). At any time, or from time to time, simultaneously with any Closing Date, the parties agree that notwithstanding any thing to the contrary in this Agreement or the Escrow Agreement, the Escrow Agent may at the Placement Agent's sole request deliver to the Placement Agent the portion of the Offering Proceeds from the Escrow Account that at the date of such request constitute the unpaid but accrued Placement Agent's Fees and the Expense Allowance (as defined herein).

     6. Terms of Engagement.

            Section 6.1 Fees. (a) As compensation for acting as Placement Agent for the Offering, the Placement Agent will be entitled to receive a commission equal to ten percent (10%) of the aggregate offering price of all Securities sold in the Offering (the "Placement Agent's Fee") plus an expense allowance equal to two percent (2%) of the aggregate offering price of all Securities sold in the Offering (the "Expense Allowance"). Up to eight percent (8%) of the Placement Agent's Fee may be paid by the Placement Agent to syndicated selected dealers. The Expense Allowance is intended to cover the Placement Agent's expenses incurred in connection with the Offering. The Placement Agent shall not be required to make an accounting to the Company with respect to said expenses.

                  (b) On the last Closing Date of the Offering, the Company shall issue to the Placement Agent and/or its affiliates five (5) year exercise warrants to purchase a number of


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

Securities equal to ten percent (10%) of the total number of Securities issued in the Offering exercisable, on a cashless basis, at $1.50 in the form of definitive warrant agreement submitted by the Placement Agent (the "Placement Agent's Warrants"). In addition to all other fees, the Company shall pay its counsel reasonable fees for blue skying the Offering in each state in which Subscribers reside (the "Blue Sky Fees"). None of such warrants will be held by Rockwell Capital LLC.

            Section 6.2 Syndication. The Placement Agent shall have the right to form a syndicate of selected dealers, reasonably acceptable to the Company, who will assist the Placement Agent in the Offering. Any firm with which the Placement Agent associates will be a United States broker-dealer and a member in good standing of the NASD or a foreign broker-dealer and/or a member in good standing of a national stock exchange of its country of origin. Each selected dealer will be solely responsible for its own due diligence review of the Company and for complying with all laws and regulations (including without limitation blue sky laws and filings requirements associated therewith) required to be complied with as a result of such selected dealers participation in the Offering.

            Section 6.3 Market. Notwithstanding anything to the contrary contained herein, the Placement Agent shall not be obligated to make a market in the Company's common stock or any other securities of the Company.

            Section 6.4 Matters Relating to Engagement. The Company acknowledges that the Placement Agent has been retained solely to provide the services set forth in this Agreement. In rendering such services, the Placement Agent shall act as an independent contractor, and any duties of the Placement Agent arising out of its engagement hereunder shall be owed solely to the Company. The Company further acknowledges that Placement Agent may perform certain of the services described herein through one or more of its affiliates. The Company acknowledges and agrees that the Placement Agent is not, and does not hold itself out to be, an advisor as to legal, tax, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the risks, benefits and suitability of the transactions contemplated by this letter agreement, and the Placement Agent shall have no responsibility or liability to the Company with respect thereto.

     7. Representations and Warranties of the Company. The Company represents and warrants to and agrees with Placement


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

Agent that:

            Section 7.1 Organization of the Company. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted (and as proposed to be conducted). The Company does not have any subsidiaries and the Company does not own, directly or indirectly, more than fifty percent (50%) of or control, directly or indirectly, any other business entity. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned or leased by it by it makes such qualification necessary.

            Section 7.2 Authority. (a) The Company has the requisite legal right and corporate power and authority to enter into and perform its obligations under this Agreement and the transactions and agreements contemplated by this Agreement (including without limitation the issuance of the Securities and the securities issuable on conversion of the Securities); (b) The execution and delivery of this Agreement and the execution, performance and consummation by the Company of the transactions and agreements contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or shareholders is required; and (c) This Agreement and transactions and agreements referred to and contemplated herein have been (or upon execution will be) duly executed, and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

            Section 7.3 Capitalization. (a) The authorized capital stock of the Company consists of 100,000,000 shares of common stock, par value $.0001 (the "Common Stock") of which 14,200,000shares were issued and outstanding as of the date hereof. The Common Stock issuable upon conversion of the Company's Convertible Promissory Notes shall be issued in accordance with the terms of the Note Purchase Agreement. All of the outstanding shares of Common Stock and other securities of the Company have been duly and validly authorized and issued (in compliance with state and federal securities laws and otherwise) and are fully paid and nonassessable. (b) Except as disclosed in the Offering Memorandum (i) there are no outstanding options,


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

warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its or their securities under the Act (except for the registration rights relating to the Securities) and (iii) there are no anti-dilution, pre-emptive rights or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities.

            Section 7.4 Valid Issuances. All of the Company's outstanding securities were issued in full and complete compliance with all federal, state and local laws (including without limitation securities laws).

            Section 7.5 Consents. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Securities or the Common Stock issuable upon conversion of the Securities in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to any Closing, and any registration statement that may be filed pursuant hereto).

            Section 7.6 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of the Securities and Common Stock issuable upon the conversion of the Securities does not and will not (i) result in a violation of the Company's articles or certificate of Incorporation or By-Laws as amended or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party or by which it is bound or affected,


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

or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity.

            Section 7.7 Disclosure. The Company has no liabilities or obligations (contingent or otherwise) and there are no circumstances or events affecting the Company (directly or indirectly) which are required to be disclosed in the Offering Memorandum(including without limitation the financial statements included therein and the notes and schedules attached to such financial statements) which are not disclosed in the Offering Memorandum. No event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly disclosed or announced.

            Section 7.8 Litigation and Other Proceedings. Except as may be accurately set forth in the Offering Memorandum, there are no lawsuits or proceedings pending or threatened against the Company or its executive officers, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation. Except as set forth in the Offering Memorandum, no judgment, order, writ, injunction or decree or award has been issued by, or to the best knowledge of the Company after diligent investigation, requested of any court, arbitrator, governmental agency or individual.

            Section 7.9 No Misleading or Untrue Communication. Neither the Company, nor any affiliate or agent of the Company in connection with the transactions contemplated by this Agreement, has made, nor will make, at any time, any oral communication in connection with the offer or sale of the Securities which contained or will contain any untrue statement of a material fact or omitted or will omit to state any material fact necessary in order to make such statements, in the light of the circumstances under which they were made, not misleading.

            Section 7.10 Patents, Copyrights, etc. The Company owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual


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

Property") necessary to enable it to conduct its business as now operated (and as contemplated to be operated in the future). There is no claim or action by any person pertaining to, or proceeding pending, or threatened, which challenges the right of the Company with respect to any Intellectual Property necessary to enable it to conduct its business as now operated and as presently contemplated to be operated in the future. The Company's current and intended products, services and processes (including the use by the Company of its Intellectual Property) do not infringe on any intellectual property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company has taken all necessary security measures to protect the secrecy, confidentiality and value of its Intellectual Property.

            Section 7.11 Tax Status. The Company has filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company after diligent investigation know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company's tax returns are presently being audited by any taxing authority.

            Section 7.12 Certain Transactions. None of the Company's officers, directors, employees, affiliates, advisors or independent contractors are or have been a party to, or involved in, any transaction, agreement (verbal or otherwise) or arrangement with the Company or any third party with whom the Company conducts business (other than for services as officers, directors, employees, affiliates, advisors or independent contractors), which requires the Company to directly or indirectly make payments in cash or in kind to such parties. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them. The Company has not at any time during the last five years made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public


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

duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

            Section 7.13 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for the Placement Agent's Fee, the Expense Allowance and the Placement Agent's Warrant.

            Section 7.14 Environmental Matters.

                  (a) With respect to the Company or any predecessor of the Company, there are no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Environmental Laws and neither the Company nor any of the aforementioned parties has received any notice with respect to any of the foregoing, nor is any action pending or threatened in connection with any of the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata, emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                  (b) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company during the period the property was owned, leased or used by the Company, except in the normal course of the Company's business. (We have no idea what is under the building where we are leasing). There are no underground storage tanks on or under any real property owned, leased or used by the Company that are not in compliance with applicable law. (We have no idea what is under the building where we are leasing).


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

            Section 7.15 Permits; Compliance. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or threatened regarding suspension or cancellation of any of the Company Permits. The Company is not in conflict with, or in default or violation of, any of the Company Permits. The Company has not received any notification with respect to possible conflicts, defaults or violations of applicable laws.

            Section 7.16 Title to Property. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects subject to liens on the intellectual property pursuant to loan agreements Bridge loan). Any real property and facilities held under lease by the Company are held by them under valid, subsisting and enforceable leases.

            Section 7.17 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such mounts as are prudent and customary in the businesses in which the Company is engaged. The Company has not been notified and has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost materially similar to the premium currently being paid by the Company for such insurance.

            Section 7.18 Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide all necessary assurance that (a) transactions are executed in accordance with management's general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (c) access to assets is permitted only in accordance with management's general or specific authorization, (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (e) the Company's financial statements can be audited by an independent certified public accountant.

            Section 7.19 Foreign Corrupt Practices. Neither the


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Company nor any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            Section 7.20 Employees. No labor disturbance by the employees of the Company exists or is imminent; no collective bargaining agreement exists with any of the Company's employees and no such agreement is imminent.

            Section 7.21 Investment Company. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            Section 7.22 Offering Memorandum. As of each Closing Date, the Offering Memorandum will comply with the requirements of the Act and/or the Exchange Act, as the case may be, and rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to the Offering Memorandum. Without limiting any statement to the contrary contained in this Agreement or any document or agreement referred to herein, neither this Agreement nor the Offering Memorandum will at any time contain any untrue statement of a material fact or omit state a material fact required to be stated herein or therein or necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. The financial statements (together with the related schedules and notes thereto) of the Company included in the Offering Memorandum do not require any material modifications in order for them to be in conformity with generally accepted accounting principles. All financial statements included in any memorandum or publicly filed documents were or will be prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto or in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).


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            Section 7.23 Financial Statements. The financial statements contained in the Offering Memorandum (including without limitation the notes thereto) accurately present the financial position of the Company as of the date of the Offering Memorandum and each Closing Date. The financial statements have been prepared in accordance with GAAP consistently applied throughout the periods indicated. The books and records of the Company accurately reflect all transactions, properties, assets and liabilities of the Company. The financial statements reflect all adjustments necessary for a fair presentation of the financial information contained therein.

            Section 7.24 Contracts. Schedule 7.24 sets forth a list of each contract (written or oral) to which the Company is a party or by which it or its properties and assets are bound and which is material to its business, assets, properties or prospects (the "Material Contracts"). Each Material Contract is fully and accurately described as required by state and federal securities laws in the Offering Memorandum. Each Material Contract is a legal, valid and binding obligation of the Company and the other parties thereto, enforceable against the Company and the other parties thereto in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity. The Company has not violated any of the terms or conditions of any Material Contract or any term or condition which would permit termination or modification of any Material Contract, and all of the covenants to be performed by any other party thereto have been fully performed, and there are no claims for breach or indemnification or notice of default or termination under any Material Contract. Except as set forth on Schedule 7.24, no event has occurred which constitutes, or after notice or the passage of time, or both, would constitute, a default by the Company under any Material Contract and no such event has occurred which constitutes or would constitute a default by any other party. The Company is not subject to any liability or payment resulting from renegotiation of amounts paid under any Material Contract. As used in this Section 7.24, Material Contracts shall include, without limitation: (a) loan agreements, indentures, mortgages, pledges, hypothecations, deeds of trust, conditional sale or title retention agreements, security agreements, letters of credit, commitment letters, equipment financing obligations or guaranties, or other sources of contingent liability in respect of any Indebtedness; (b) contracts obligating the Company to provide or purchase products or services for a period of one year or more;
(c) leases of real property and leases of personal property not cancelable without


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

penalty on notice of sixty (60) days or less or calling for payment of an annual amount exceeding $20,000; (d) distribution, sales agency or franchise or similar agreements, or agreements providing for an independent contractor's services, or letters of intent with respect to same; (e) employment agreements, management service agreements, consulting agreements, confidentiality agreements, non-competition agreements, employee handbooks, policy statements and any other agreements relating to any employee, officer or director of the Company; (f) licenses, assignments or transfers of trademarks, trade names, service marks, patents, copyrights, trade secrets or know how, or other agreements regarding proprietary rights or intellectual property; (g) any contract relating to pending capital expenditures by the Company; (h) any non-competition agreements restricting the Company in any manner; and (i) other material Contracts or understandings, irrespective of subject matter and whether or not in writing, not entered into in the ordinary course of business by the Company and not otherwise disclosed in the Offering Memorandum.

     8. Covenants of the Company. The Company covenants and agrees with the Placement Agent as follows:

            Section 8.1 Compliance with Laws. The sale and issuance of the Securities shall be made in accordance with the provisions and requirements of the Act, Regulation D and any and all applicable state and local law. Neither the Company nor any of its affiliates will take any action in connection with the Offering, which would cause the Offering not to comply with Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder. The Company will make a timely filing of Form D (and all necessary amendments) pursuant to the requirements of Regulation D. The Company shall exercise the most diligent care to assure that the Investors are not underwriters within the meaning of Section 2(11) of the Act and shall take all actions required by Rule 502(d) of Regulation D. The Company, in its sole discretion, will not accept a subscription from an Investor if the Company has reason to believe that material information supplied by or material representations or warranties made by such Investor are not fully accurate. The Company shall reasonably believe, immediately prior to making any sale, that each Investor is an accredited investor, and either alone or with his purchaser representative, has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of a purchase of the Securities and otherwise meets the suitability standards set forth in the Offering Memorandum. The Company shall keep the Offering Memorandum confidential and shall not distribute it or any other materials related to the transaction contemplated hereby, or otherwise advertise to or


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

solicit purchasers of the Securities, without the prior express written consent of the Placement Agent. Neither the Company nor any of its affiliates nor any distributor, independent contractor or any person acting on its or their behalf
(i) has conducted or will conduct any general solicitation (as that term is used in Regulation D) or general advertising with respect to any of the Securities, or (ii) has made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would prevent the issuance of the Securities or the Common Stock issuable upon the conversion of the Securities from qualifying the Securities from an exemption from registration under the Act.

            Section 8.2 Offering Memorandum. The Offering Memorandum, the appendices and exhibits attached thereto, information incorporated by reference therein and the financial statements of the Company and the related notes thereto included therein, and all amendments and supplements thereto in the form delivered to the Investors prior to a Closing and at any Closing Date will be prepared in compliance with, and include the disclosure required by, the Act and the rules and regulations promulgated thereunder or the laws of any state or jurisdiction, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they are made, not misleading.

            Section 8.3 Delivery and Amendment of Offering Memorandum. Up to and through the final Closing Date if any event shall occur as a result of which the Offering Memorandum or any exhibits thereto would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, when such Offering Memorandum was delivered, not misleading or for any other reason it shall be necessary to amend or supplement the Offering Memorandum or to file under the Exchange Act any document incorporated by reference in the Offering Memorandum in order to comply with the Act or the Exchange Act, the Company shall immediately notify the Placement Agent in writing to suspend offers for sale and solicitations of purchases of the Securities. If the Company shall determine to amend or supplement the Offering Memorandum, the Company will so advise the Placement Agent and will promptly prepare an amendment or supplement to the Offering Memorandum that will correct such statement or omission or effect such compliance and will advise the Placement Agent when it may resume offers for sale, and solicitations of purchases, of the Securities. The Company will immediately thereafter deliver to the Placement Agent without charge as many copies of the supplemented or amended Offering Memorandum as the Placement

Agent may reasonably request for the purposes contemplated by this Agreement.

            Section 8.4 Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities in the manner set forth under the caption "Use of Proceeds" in the Offering Memorandum.

            Section 8.5 Offering Expenses. The Company will pay all expenses, fees and taxes in connection with (a) the preparation, printing and delivery of copies of the Offering Memorandum and all amendments and supplements thereto, including in each case all documents incorporated by reference therein (b) the delivery of the Securities, (c) the furnishing of the opinions of counsel for the Company and other certificates referred to herein and (d) the preparation and filing of the Registration Statement and the printing, copying and delivery of a reasonable number of prospectuses to each Investor.

            Section 8.6 Regulatory Compliance. The Company will qualify the Securities and the Common Stock issuable upon conversion of the Securities for offer and sale as contemplated hereby in such jurisdictions as the Placement Agent may reasonably designate and to continue such qualifications in effect for so long as may be required in connection with the sale of the Securities; provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities or to a general consent to service of process or to file an annual report in any jurisdiction.

            Section 8.7 Registration Rights.

                  (a) (i) In the event that the Company proposes to file a registration statement on a general form of registration under the Securities Act (other than a form S-8, S-4, or registration for new Funding in a PIPE or other form) then it shall give written notice of such proposal to the record owner(s) of the Securities. If, within 10 days after the giving of such notice, any of the record owners of any of the Securities shall request in writing that any of the Securities be included in such proposed registration, the Company shall, at its own expense also register such number of Securities as shall have been so requested in writing; provided, however, that the record owners of such Securities cooperate with the Company in the preparation of such registration statement and to the extent required furnish such information as may reasonably be requested by the Company for the purpose of accurately preparing such registration statement.

            In connection with the filing of a registration statement pursuant to this Section, the Company shall: (i) notify such owners as to the filing thereof and of all amendments thereto filed prior to the effective date of said registration statement; (ii) notify such owners, promptly after it shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed; (iii) prepare and file without expense to such owners any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with Section 10(a)(3) of the Act or advisable in connection with the proposed distribution of the Securities by such owners; (iv) take all reasonable steps to qualify the Securities being so registered for sale under the securities or blue sky laws in such states as the holders of the Conversion Shares being so registered may reasonably request; (v) notify such registered owners of any stop order suspending the effectiveness of the registration statement and use its reasonable best efforts to remove such stop order; and (vi) undertake to keep said registration statement and prospectus effective until the earlier of (A) two years from the effective date thereof (provided, that if the holders are required to delay the sale of the securities, then such period shall be extended by the amount of such delay), or
(B) the date the Securities are sold or become available for public sale without restriction under the Act; provided, however, that such undertaking shall apply only to the extent that the Company is permitted to register such securities for continuous sale under Rule 415 of the general rules promulgated under the Act, under any successor provision, or under authoritative interpretations of applicable law.

                  (b) The Company agrees that the costs and expenses which it is obligated to pay in connection with a registration statement to be filed pursuant to this Section hereof including, but not limited to, the fees and expenses of counsel for the Company, the fees and expenses of the Company's accountants and all other costs and expenses incident to the preparation, printing and filing under the Act of any such registration statement, each prospectus and all amendments and supplements thereto, the costs incurred in connection with the qualification of such securities for sale in a reasonable number of states, including fees and disbursements of counsel for the Company, and the costs of supplying a reasonable number of copies of the registration statement, each preliminary prospectus, final prospectus and any supplements or amendments thereto to such registered owners.

            Section 8.8 Registration Statement. The Company will immediately notify the Placement Agent and the Investors in writing upon the occurrence of any of the following events regarding any registration statement (or related prospectus) registering any of the Securities: (a) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement, or for amendments or supplements to the registration statement or related prospectus; (b) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (c) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (d) the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which such statements were made, not misleading; and (e) the Company's reasonable determination that a post-effective amendment to the registration statement would be appropriate. The Company will promptly make available to the Placement Agent and the Investors any such supplement or amendment to the related prospectus.

            Section 8.9 Information Rights. For a period of two (2) years from the final Closing Date, the Company will deliver to the Placement Agent (a) a copy of each unaudited quarterly financial statement and together with any other documents or reports which may be issued by the Company to the public, including, without limitation, reports on Forms 8-K, 10-K and 10-Q and exhibits thereto, (b) reports or communications (financial or other) of the Company mailed to its security holders, (c) every press release and every news item and article in respect of the Company or its affairs which was released by the Company, (d) and distribute the Company's shareholders annual financial statements prepared by an independent auditor in conformity with generally accepted accounting principles, consistently applied, which clearly set forth the financial position of the Company, (e) a duplicate list of shareholders of the Company at such time as requested by the Placement Agent together with monthly DTC transfer sheets, (f) any other information with respect to the Company, its properties, or its business as the Placement Agent may reasonably request; provided, however, that the Company shall not disclose (in any manner) to the Placement Agent any document or information which contains material non-public information regarding the Company unless prior to the disclosure of such information the Company identifies such information as being material non-public information and provides the Placement Agent with the opportunity in writing to accept or refuse to accept such non-public information for review.

            Section 8.10 Exchange Act Registration; Public Information. The Company shall cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act. The Company will deliver or make available to the Subscribers true and complete copies of the Offering Memorandum filed prior to any Closing Date. The Company will not disclose to the Subscribers any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date of such disclosure to the Subscribers by the Company, but which has not been publicly disclosed.

            Section 8.11 Listing. For a period of five (5) years from the when the Company or its successor's securities shall first qualify, the Company shall maintain the listing and qualification of its Common Stock (including the Common Stock issuable upon conversion of the Securities) on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National or Small Cap Market or the OTC Bulletin Board.

      9. Conditions to Placement Agent's Obligations. The obligations of the Placement Agent hereunder shall be subject, in its sole discretion, to the following conditions:

            Section 9.1 Representations, Warranties and Covenants. All representations, warranties, covenants and other statements of the Company herein (including without limitation those contained in Section 7 and 8 hereof) and in the Offering Memorandum shall on all Closing Dates be true and correct and the Company shall have performed all of its obligations hereunder.

            Section 9.2 Disclosure. Except as disclosed in the Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering Memorandum through and on and on any Closing Date, there shall not have been (a) any material adverse change in the business, financial condition, operations, assets, properties or prospects described or referred to in the Offering Memorandum, or the results of operations, condition (financial or otherwise) earnings, operations, business or business prospects, of the Company, (b) any transaction that is material to the Company, except transactions in the ordinary course of business and except as described in the Offering Memorandum, (c) any obligation that is material to the Company, direct or contingent, incurred by the Company, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company, which is material to the Company, except for the exercise of stock options disclosed as outstanding, or (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

            Section 9.3 Restriction on Transfer. Simultaneously with the execution of this Agreement, all directors, officers with ownership in excess of 10% of the Company's capital stock issued and outstanding as of the date hereof shall agree in writing not to sell more than 10% of any shares of any class of capital stock owned by them for a period of not less than twelve (12) months following the final Closing Date.

            Section 9.4 Certificates. On or prior to each Closing Date, the Placement Agent shall receive a certificate of the Company, dated as of such date, signed by the Chief Executive Officer and Chief Financial Officer of the Company in the form acceptable to Placement Agent in its reasonable sole discretion. The Company shall have furnished to the Placement Agent such other affidavits and certificates as to the accuracy and completeness of any statement in the Offering Memorandum as of or prior to any Closing Date and as to any other matter in connection with the transactions contemplated hereby as the Placement Agent may reasonably request. All opinions, letters, certificates and affidavits above mentioned shall be deemed to be in compliance with this Section 9 only if they shall be in form and substance reasonably satisfactory to counsel for the Placement Agent.

            Section 9.5 Legal Opinion on Closing Dates. The Company's independent counsel shall deliver to the Placement Agent on any and all Closing Dates an opinion in a form acceptable to Placement Agent.

      10. Indemnification.

                  (a) The Company agrees to indemnify, defend and hold harmless the Placement Agent and any person who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and all employees of the Placement Agent (the "Placement Agent Affiliates") from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Placement Agent Affiliates controlling person may incur insofar as such loss, expense, liability or claim arises out of (i) any breach by the Company of any representation, warranty or covenant contained herein or in any of the agreements referenced herein, (ii) Placement Agent's service as Placement Agent hereunder, (iii) or based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or Registration Statement, (iv) based upon any omission or alleged omission to state a material fact required to be stated in either such Offering Memorandum or Registration Statement necessary to make the statements made therein not misleading, or (v) any cause of action, suit or claim, derivative or otherwise, by any stockholder of the Company based on a breach or alleged breach by the Company or any of its officers or directors of their fiduciary or other obligations to the stockholders of the Company, except insofar as any such loss, expense, liability or claim based upon any untrue statement of a material fact contained in and in conformity with information furnished in writing by the Placement Agent or any Placement Agent Affiliates to the Company expressly for use with reference to such Placement Agent in such Offering Memorandum or Registration Statement.

     If any action is brought against the Placement Agent or any Placement Agent Affiliate in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, the Placement Agent shall notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment of counsel and payment of all expenses related to such action including without limitation attorney and paralegal fees. The Placement Agent and any Placement Agent Affiliate shall have the right to employ its or their own counsel in any such case at the sole expense of the Company if the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or the Placement Agent or such Placement Agent Affiliate shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such and expenses shall be borne by the Company and paid as incurred. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent.

                  (b) The Placement Agent agrees to indemnify, defend and hold the Company harmless from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company incurs insofar as such loss, expense, liability or claim (i) arises out of or is based upon any untrue statement of a material fact contained in and in conformity with information furnished in writing by the Placement Agent to the Company expressly for use with reference to the Placement Agent in the Offering Memorandum or Registration Statement, or
(ii) arises out of or is based upon the gross negligence or willful misconduct of the Placement Agent with respect to this Agreement as determined in a final judgment by a Court of competent jurisdiction from which no appeal can be or is taken. Neither the Placement Agent nor any Placement Agent Affiliate shall have any liability (whether direct or indirect, by statute, in contract or tort or otherwise) to the Company or to any third party in connection with the Registration Statement or the resale by the Investors of the Securities or the shares of Common Stock issuable upon conversion of the Securities.

      If any action is brought against the Company or any of the Company Affiliates or any such person in respect of which indemnity may be sought against the Placement Agent pursuant to the foregoing paragraph, the Company shall promptly notify the Placement Agent in writing of the institution of such action and the Placement Agent shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company unless (i) the employment of such counsel shall have been authorized in writing by the Placement Agent in connection with the defense of such action, (ii) or the Placement Agent shall not have employed counsel to have charge of the defense of such action, (iii) or such indemnified party or the Company shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Placement Agent (in which case the Placement Agent shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Placement Agent and paid as incurred (it being understood, however, that the Placement Agent shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Placement Agent shall not be liable for any settlement of any such claim or action effected without the written consent of the Placement Agent.

                  (c) If the indemnification provided for in this Section 10 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 10 with respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of the Placement Agent Fee but before deducting expenses) received by the Company bear to the Placement Agent Fee. The relative fault of the Company on the one hand and of the Placement Agent on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

                  (d) The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 10, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities were sold exceeds the amount of any damages which the Placement Agent has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The indemnity and contribution agreements contained in this Section 10 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any Placement Agent Affiliate, or by or on behalf of the Company, shall survive any termination of this Agreement or the issuance and delivery of the Securities and shall not be deemed to be exclusive remedies with respect to a breach of this Agreement. The Company and the Placement Agent agree promptly to notify the other of the commencement of any litigation or proceeding against it and, in the case of the Company, and in the case of the Placement Agent, any Placement Agent Affiliate, in connection with the issuance and sale of the Securities, or in connection with the Offering Memorandum or Registration Statement. The contribution provisions contained in this Section 10 are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

     11. Survival of Certain Provisions. Regardless of any due diligence investigation by the Placement Agent, the indemnity and other agreements contained in Section 10 hereof and the representations and warranties and other statements of the Company set forth in this Agreement or made by the Company pursuant to this Agreement (including without limitation those contained in Section 7 and 8 hereof) shall remain in full force and effect, regardless of (a) any termination of this Agreement or any of the agreements referred to herein,
(b) any investigation made by or on behalf of the Placement Agent or any of its controlling persons or by or on behalf of the Company or any of its officers, directors or controlling persons and (c) acceptance of delivery of and payment for Shares.

     12. Effective Time; Termination.

            (a) This Agreement shall become effective on the date hereof.

            (b) The Placement Agent shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time. Any such termination shall be without liability of any party to any other party except as provided in Sections 4 and 7 hereof. except that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 4 of this Agreement.

            (c) In the event of any termination of this Agreement for any reason, if a private placement of securities is consummated within one year following such termination by the Company with a party that the Placement Agent contacted regarding the Company pursuant to and as part of its engagement by the Company, the Placement Agent shall be entitled to receive the Placement Agent's Fee, the Expense Allowance, the Placement Agent's Warrants and all other amounts provided for in this Agreement, as if this Agreement had not been terminated. Upon any such termination the Placement Agent will provide a list of such parties.

     13. Notice. Except as otherwise specifically provided herein, all statements, requests, notices and advice hereunder shall be in writing, or by telephone or telegram if subsequently confirmed in writing, and, if to the Placement Agent, shall be sufficient in all respects if delivered or sent to the Placement Agent at the address set forth in the Offering Memorandum, and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the address of its principal place of business set forth in the Offering Memorandum. Notice shall be deemed given upon the date of delivery or the date such notice is sent via nationally recognized overnight courier.

     14. Successors and Assigns. This Agreement shall inure solely to the benefit of the Company and _____________. as its successor, and the Placement Agent and any Placement Agent Affiliate. No other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successors" shall not include any purchaser of any Securities merely because of such purchase. The respective rights and obligations of the Company and the Placement Agent hereunder may not be assigned, transferred or contracted to another.

     15. Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York, without giving effect to any of the conflicts of laws provisions thereof that would require the application of the substantive laws of any other jurisdiction. In connection with any dispute related to this Agreement, each of the parties hereto hereby irrevocably and unconditionally (a) submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York, or, if such court will not accept jurisdiction, the jurisdiction of any court of competent civil jurisdiction sitting in New York County, New York, and (b) waives the right and agrees not to assert by way of motion, as a defense or otherwise in any action, suit or other legal proceeding brought in any such court, any claim that it, he or she is not subject to the jurisdiction of such court, that such action, suit or proceeding is brought in an inconvenient forum or that the venue of such action, suit or proceeding is improper. Each of the parties hereto also irrevocably and unconditionally consents to the service of any process, pleadings, notices or other papers in a manner permitted by the notice provisions of Section 13 hereof.

     16. Entire Agreement. This Agreement is the complete and entire agreement among the parties with respect to the offer and sale of the Securities and supersedes all prior written and oral communications with respect thereto, specifically including any engagement letter with respect to the matters addressed herein between the Company and the Placement Agent. Notwithstanding the foregoing, any and all representations, warranties and covenants of the Company not contained in Sections 7 and 8 above, respectively, but contained in the Agreement and Plan of Merger between the Company and any public traded vehicle which acquires or merges with the Company are incorporated by reference herein with the same force and effect as if stated herein. This Agreement may be amended only in a writing signed by both parties hereto.

     17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                  Very truly yours,

                                  Informedix Acquisition Corp. Inc.


                                  By: /s/ Janet Campbell
                                      ---------------------------------------
                                      Janet Campbell
                                      President


                                  By: /s/ Bruce A. Kehr
                                      ---------------------------------------
                                      Bruce A. Kehr
                                      Chairman and CEO

AGREED AND ACCEPTED:
VERTICAL CAPITAL PARTNERS, INC.


By: /s/ Ronald Heineman
   ------------------------------------
   Ronald Heineman, President